October 4, 2011

Supplement

SUPPLEMENT DATED OCTOBER 4, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY MID CAP GROWTH FUND
Dated January 31, 2011

The second sentence of the fourth paragraph under the section entitled "Fund Summary — Principal Investment Strategies" is deleted and replaced with the following:

The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments and other related instruments and techniques.

The third sentence of the fifth paragraph under the section entitled "Fund Details — Additional Information about the Fund's Investment Objective, Strategies and Risks — Principal Investment Strategies" is deleted and replaced with the following:

The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investment and other related instruments and techniques.

The following is added after the fourth paragraph under the section entitled "Fund Details — Additional Information about the Fund's Investment Objectives, Strategies and Risks — Principal Risks — Derivatives":

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DGRSPT 9/11